UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8‑K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-09115	25‑0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

TWO NORTHSHORE CENTER, PITTSBURGH, PA	15212‑5851
(Address of principal executive offices)	(Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of Matthews International Corporation (the “Company”) was held on February 15, 2018. A total of 32,291,470 shares of Class A Common Stock were eligible to vote at such meeting. Four proposals were submitted by the Board to a vote of shareholders, and the final results of the voting on each proposal are noted below. The Company’s shareholders elected each of the Board’s three nominees for Director for terms that expire in 2021, or until their successors are duly elected and qualified; approved the adoption of the Company’s 2017 Equity Incentive Plan; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018; and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 16, 2018.

1. Election of Directors:

The following individuals were elected to the Board of Directors for a term expiring at the Company’s 2021 Annual Meeting of Shareholders.

Nominee	Votes For	Votes Withheld	Broker Non Votes
Joseph C. Bartolacci	25,563,797	1,837,261	1,749,495
Katherine E. Dietze	25,855,415	1,545,643	1,749,495
Morgan K. O'Brien	24,780,318	2,620,740	1,749,495

2. Approval of the Adoption of the Company’s 2017 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
24,252,766	3,101,100	47,192	1,749,495

3. Ratification of Auditors:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
29,023,035	103,723	23,795	—

4. Advisory (non-binding) vote on the executive compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
18,785,354	8,563,753	51,951	1,749,495

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: February 21, 2018